UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2020

YAYYO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 N. Camden Drive, Suite 600 Beverly Hills, California	90210
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	YAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Current Report on Form 8-K filed by YayYo, Inc. on January 27, 2020 (the “Original Filing”) is being filed solely to provide updated biographical information for Stephen M. Sanchez provided in Item 5.02 of the Original Filing. Except as described below, the disclosures included in the Original Form 8-K otherwise remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Sanchez, 54, has been a director and the Chairman of our Board of Directors since January 2020. Mr. Sanchez has over 30 years of experience in the logistics industry, particularly in the design, implementation and operation of last-mile delivery services. Since November 2019, Mr. Sanchez has served as the Chief Executive Officer of PDQ Pickup LLC, a moving and logistics company, or PDQ Pickup. From August 2019 until November 2019, Mr. Sanchez was the Chief Operating Officer of PDQ pickup. PDQ Pickup. From January 2018 until August 2019, Mr. Sanchez was Senior Vice President of Operations and Business Development for Boxbot, Inc., a robotics company focusing on the development and sale of autonomous last-mile delivery vehicles. From November 2015 until January 2018, Mr. Sanchez was Senior Manager of Final Mile Process Engineering for Amazon, Inc. From September 2014 until November 2015, Mr. Sanchez served as Vice President/Director of Supply Chain – Hub and Network Planning, for LaserShip Inc., a regional provider of same-day and next-day delivery services. Mr. Sanchez, who is a Veteran of the U.S. Navy, also has held positions of increasing responsibility with affiliates of DHL International GmbH, as well as with National Express Corporation and United Parcel Service. We believe that Mr. Sanchez is qualified to serve as a director of our company as a result of his extensive leadership experience in logistics and business development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020	YAYYO, INC.

	By:	/s/ Kevin F. Pickard
	Name:	Kevin F. Pickard
	Title:	Chief Financial Officer